UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22882

BMO LGM Frontier Markets Equity Fund

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue, Suite 200

              Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

BMO Asset Management Corp.

111 East Kilbourn Avenue, Suite 200

                Milwaukee, WI 53202

(Name and address of agent for service)

Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

BMO Funds	August 31, 2016

Annual report

LGM Frontier Markets Equity Fund

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report — Commentary	BMO LGM Frontier Markets Equity Fund

The BMO LGM Frontier Markets Equity Fund—Investor Class (the Fund) returned 10.89% for the fiscal year ended August 31, 2016 versus the Blended Index, the Morgan Stanley Capital International (MSCI) Frontier Markets Index and the Lipper Emerging Markets Fund Index, which returned -2.75%, -3.84%, and 13.36%, respectively. The Fund’s primary benchmark is a blended index comprised of 50% MSCI Frontier Markets Index and 50% MSCI Frontier Markets ex-Gulf Cooperation Council (GCC) Countries Index.

Frontier markets have noticeably underperformed emerging markets over the last 12 months which in itself is not surprising given their significant outperformance over the preceding 3 years. However, the absolute performance of the asset class has been hampered this year by the significant globally led drawdown in January and also the large depreciation of some frontier market currencies. In this environment it has been very pleasing to see the Fund has delivered a strong absolute return and outperformed the benchmark by close to 14%.

Vietnam Dairy Products JSC (10.2% of the Fund, 96.4%) remains the Fund’s largest investment and was also the largest contributor to the Fund’s strong performance over the year. The company benefited from the lower raw material prices which filtered through to strong margin improvement. The government’s decision to allow Vietnamese companies to increase their foreign ownership limits also helped performance. Although removed for the company towards the end of the year, it has historically been one of the reasons such a high quality company traded on low valuations.

During the year we saw a number of frontier market currencies continue to come under pressure, particularly in Nigeria. The much needed, and anticipated, devaluation of the Naira had a large impact on the performance of frontier markets. The Fund’s Nigerian holdings were amongst the largest detractors from absolute performance; however, the impact of the devaluation was limited by the Fund’s relatively low investment in the country. The majority of the Fund’s investment in Nigeria is in Guaranty Trust Bank PLC (3.2% of the Fund, -13.8%), which with a significant long dollar position was well positioned for such an event.

As bottom up investors, it is pleasing to see throughout the last 12 months that despite the top down volatility our companies are still moving in the right direction. This trend has been best evidenced by the strong results that we have seen and only continues to increase our confidence in the companies we hold and their ability to generate strong long-term returns for our investors. Valuations also remain attractive and the frontier markets asset class are trading amongst their largest valuation discount to emerging markets since 2009.

Average annual total returns (%)
	1-year	Since inception
Investor Class	10.89	(1.55)
Blended Index (50% MSCI Frontier Markets Index and 50% MSCI Frontier Markets ex-GCC Countries Index)	(2.75)	(4.26)
MSCI Frontier Markets Index	(3.84)	(3.07)
Lipper Emerging Market Funds Index	13.36	(1.10)

The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemend, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863 or visit www.bmofunds.com.

The Fund's benchmark is a blended benchmark consisting of 50% Morgan Stanley Capital International (MSCI) Frontier Markets Index and 50% MSCI Frontier Markets ex Gulf Cooperation Council (GCC) Countries Index. The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. This index consists of the following 24 frontier market country indices: Argentina, Bahrain, Bangladesh, Bulgaria, Croatia, Estonia, Jordan, Kenya, Kuwait, Lebanon, Lithuania, Morocco, Kazakhstan, Mauritius, Nigeria, Oman, Pakistan, Romania, Serbia, Slovenia, Sri Lanka, Tunisia, Ukraine and Vietnam. The MSCI GCC Countries Index aims to represent the universe of companies in 6 GCC equity markets: Bahrain, Kuwait, Oman, Qatar, Saudi Arabia and United Arab Emirates.

Lipper indices measure the performance of the 30 largest mutual funds in each respective fund category.

Investment Adviser:

BMO Asset Management Corp.

Sub-adviser:

LGM Investment Limited

Fund Managers; Investment Experience

Thomas Vester, CFA; since 2005

Dafydd Lewis, CFA; since 2005

			Inception date	Expenses (%)
Share class	Ticker	Cusip		Gross	Net
Investor (Y)	BLGFX	05578V102	12/18/2013	2.94	2.01

The net expense ratio shown reflects contractual expense limitations made by the Adviser, currently through December 31, 2016. The Adviser has committed to continue this arrangement through December 31, 2017. The Fund's return would have been lower without these contractual expense limitations.

Portfolio Sector Allocation
Sector	Fund (%)
Consumer Discretionary	6.7
Consumer Staples	42.1
Financials	30.7
Healthcare	0.6
Industrials	4.9
Materials	2.0
Telecommunication Services	3.9
Participation Notes	3.9
Other Assets & Liabilities, Net	5.2
Total	100.0

Portfolio composition will change due to the ongoing management of the Fund. The percentages are based on net assets as of August 31, 2016 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Growth of an assumed $10,000 investment

This graph illustrates the hypothetical investment of $10,000 from the Fund's inception date, December 18, 2013, to August 31, 2016.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2016

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, which may include repurchase fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2016 (3/1/16-8/31/16).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning account value 3/1/16	Ending account value 8/31/16	Annualized Expense Ratio(1)	Expenses paid during period 3/1/16- 8/31/16(1)
Actual	$1,000.00	$1,173.20	2.00%	$10.95
Hypothetical (5% return before expenses)	1,000.00	1,015.00	2.00	10.13

(1)	Expenses are equal to the Fund’s annualized expense ratios for the period March 1, 2016 through August 31, 2016, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

August 31, 2016

Schedule of Investments

Description	Shares	Value
Common Stocks — 89.4%

Argentina — 2.8%
BBVA Banco Frances SA ADR	100,394	$2,022,939

Bangladesh — 1.3%
British American Tobacco Bangladesh Co., Ltd.	30,488	950,053

Botswana — 0.5%
Letshego Holdings, Ltd.	1,966,140	365,387

Cambodia — 3.5%
NagaCorp, Ltd.	3,572,000	2,527,896

Colombia — 1.8%
Almacenes Exito SA	99,167	487,111
Bolsa de Valores de Colombia	125,294,303	805,141

		1,292,252

Costa Rica — 4.0%
Florida Ice & Farm Co. SA	1,956,263	2,875,917

Croatia — 1.5%
Ledo DD	701	1,113,636

Egypt — 10.4%
Commercial International Bank Egypt SAE GDR	1,370,519	5,758,921
Eastern Tobacco	50,913	1,232,698
Edita Food Industries SAE GDR	19,754	126,425
Juhayna Food Industries	739,142	409,527

		7,527,571

Georgia — 5.7%
BGEO Group PLC	96,740	3,643,337
Georgia Healthcare Group PLC (1)	124,700	474,874

		4,118,211

Ghana — 1.3%
Fan Milk Ltd.	355,900	852,530
Unilever Ghana, Ltd.	30,000	64,147

		916,677

Kenya — 5.4%
Barclays Bank of Kenya, Ltd.	5,214,600	504,722
British American Tobacco Kenya, Ltd.	173,393	1,421,394
East African Breweries, Ltd.	783,000	1,917,867
Uchumi Supermarkets, Ltd. (1)	595,500	19,703

		3,863,686

Mauritius — 2.3%
MCB Group, Ltd.	286,910	1,691,302

Nigeria — 4.0%
Cadbury Nigeria PLC	816,291	36,251
Guaranty Trust Bank PLC	15,196,284	1,277,404
Guaranty Trust Bank PLC GDR	245,000	1,041,250
Nestle Nigeria PLC	92,125	241,088
Nigerian Breweries PLC	620,850	275,754

		2,871,747

Pakistan — 4.8%
Lucky Cement, Ltd.	218,600	1,447,592
United Bank, Ltd.	1,025,800	1,993,809

		3,441,401

Peru — 5.2%
Alicorp SA	1,204,169	2,662,520
BBVA Banco Continental SA	935,293	1,072,609

		3,735,129

Philippines — 3.1%
Universal Robina Corp.	566,110	2,271,973

Senegal — 3.9%
Sonatel	71,978	2,784,556

Description	Shares or Participation Units	Value
Common Stocks (continued)

South Africa — 2.1%
Famous Brands, Ltd.	148,300	$1,533,234

Sri Lanka — 2.1%
Ceylon Tobacco Co. PLC	95,730	579,085
Commercial Bank of Ceylon PLC	958,748	916,075

		1,495,160

Tunisia — 1.2%
Delice Holding	148,095	843,749

United Arab Emirates — 4.9%
Aramex PJSC	3,264,401	3,554,927

United States — 4.7%
PriceSmart, Inc. (2)	41,008	3,425,398

Vietnam — 11.2%
Phu Nhuan Jewelry JSC	235,040	742,897
Vietnam Dairy Products JSC	1,049,438	7,339,714

		8,082,611

Zimbabwe — 1.7%
Delta Corp., Ltd.	1,865,995	1,203,567

Total Common Stocks (identified cost $63,406,087)		64,508,979

Mutual Funds — 1.5%

Romania — 1.5%
Fondul Proprietatea SA (1)	5,255,220	1,045,239

Total Mutual Funds (identified cost $1,029,973)		1,045,239

Participation Notes — 3.9%

Luxembourg — 0.4%
Jarir Marketing Co., Issued by Merrill Lynch International & Co., Maturity Date 3/2/2017 (3)	10,480	293,493

United Kingdom — 3.5%
Herfy Food Services Co., Issued by HSBC Bank PLC, Maturity Date 7/6/2017 (3)	64,658	1,249,921
Saudia Dairy & Foodstuff Co., Issued by HSBC Bank PLC, Maturity Date 6/4/2018 (3)	33,783	1,257,134

		2,507,055

Total Participation Notes (identified cost $3,352,054)		2,800,548

Short-Term Investments — 8.8%

Collateral Investment for Securities on Loan — 4.8%
State Street Navigator Securities Lending Prime Portfolio Fund, 0.443% (4)		3,506,184

Mutual Funds — 4.0%
State Street Institutional Liquid Reserves Fund — Premier Class, 0.430%	2,861,839	2,861,839

Total Short-Term Investments (identified cost $6,368,023)		6,368,023

Total Investments — 103.6% (identified cost $74,156,137)		74,722,789
Other Assets and Liabilities — (3.6)%		(2,596,070)

Total Net Assets — 100.0%		$72,126,719

(See Notes which are an integral part of the Financial Statements)

BMO LGM Frontier Markets Equity Fund

Industry Allocation as of August 31, 2016
Industry	Value	% of Total Net Assets
Agriculture	$4,183,231	5.8%
Banks	18,231,065	25.3
Beverages	5,913,287	8.2
Building Materials	1,447,592	2.0
Commercial Services	474,874	0.6
Diversified Financial Services	2,861,830	4.0
Food	15,073,368	20.9
Holding Companies-Diversified	1,203,567	1.7
Household Products/Wares	64,147	0.1
Lodging	2,527,896	3.5
Retail	6,188,639	8.6
Telecommunications	2,784,556	3.8
Transportation	3,554,927	4.9

Total Common Stocks	64,508,979	89.4
Participation Notes	2,800,548	3.9
Collateral Investment for Securities on Loan	3,506,184	4.8
Mutual Funds	3,907,078	5.5

Total Investments	74,722,789	103.6
Other Assets and Liabilities	(2,596,070)	(3.6)

Total Net Assets	$72,126,719	100.0%

Notes to Schedules of Investments

The categories of investments are shown as a percentage of total net assets for the Fund as of August 31, 2016.

(1)	Non-income producing.
(2)	Certain shares are temporarily on loan to unaffiliated brokers-dealers.
(3)	Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market.
(4)	Please refer to Note 2, subsection Securities Lending, in the Notes to Financial Statements.

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Statement of Assets and Liabilities	BMO LGM Frontier Markets Equity Fund

Assets:
Investments in unaffiliated issuers, at value	$74,722,789	(1)
Cash denominated in foreign currencies	724,434	(2)
Dividends and interest receivable	121,127
Receivable for investments sold	323,528
Prepaid expenses	13,303
Other receivables	339

Total assets	75,905,520

Liabilities:
Payable for return of securities lending collateral	3,506,184
Payable for foreign tax expense	131,200
Payable to affiliates, net (Note 5)	88,083
Other liabilities	53,334

Total liabilities	3,778,801

Total net assets	$72,126,719

Net assets consist of:
Paid-in capital	$73,185,566
Net unrealized appreciation on investments and foreign currency translation	515,951
Accumulated net realized loss on investments and foreign currency transactions	(2,103,374)
Undistributed net investment income	528,576

Total net assets	$72,126,719

Net asset value, offering price and redemption proceeds per investor class of shares (unlimited shares authorized, no par value)	$9.21

Total investor class of shares outstanding	7,834,660

Total investments in unaffiliated issuers, at cost:	$74,156,137

(1)	Including $3,425,398 of securities on loan.
(2)	Identified cost of cash denominated in foreign currencies is $775,082.

(See Notes which are an integral part of the Financial Statements)

Year Ended August 31, 2016

Statement of Operations	BMO LGM Frontier Markets Equity Fund

Investment income:
Dividend income, unaffiliated issuers	$1,455,970	(1)
Securities lending income	3,269

Total income	1,459,239

Expenses:
Investment advisory fees (Note 5)	582,963
Shareholder servicing fees (Note 5)	97,161
Administration fees (Note 5)	58,296
Portfolio accounting fees	45,498
Recordkeeping fees	54,640
Custodian fees	133,431
Registration fees	29,537
Professional fees	32,379
Printing and postage	35,659
Directors’ fees	13,562
Miscellaneous	13,224

Total expenses	1,096,350

Deduct:
Expense waivers (Note 5)	(315,789)

Net expenses	780,561

Net investment income	678,678

Net realized and unrealized gain (loss) on investments and foreign currency:
Net realized loss on transactions from:
Investments in unaffiliated issuers	(1,213,623	)(2)
Foreign currency transactions	(133,484)

Total net realized loss	(1,347,107)
Net change in unrealized appreciation on:
Investments in unaffiliated issuers	5,238,370
Foreign currency translations	(48,085)

Total net change in unrealized appreciation	5,190,285

Net realized and unrealized gain on investments and foreign currency	3,843,178

Change in net assets resulting from operations	$4,521,856

(1)	Net of foreign taxes of $75,374.
(2)	Net of foreign taxes of $145,885, $129,502 of which is related to appreciated investments held at year end.

(See Notes which are an integral part of the Financial Statements)

Statements of Changes in Net Assets	BMO LGM Frontier Markets Equity Fund

	Year Ended August 31, 2016	Year Ended August 31, 2015
Change in net assets resulting from:

Operations:
Net investment income	$678,678	$672,459
Net realized loss on investments and foreign currency transactions	(1,347,107)	(920,595)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	5,190,285	(6,031,934)

Change in net assets resulting from operations	4,521,856	(6,280,070)

Distributions to shareholders:
Distributions to shareholders from net investment income	(512,899)	(509,777)
Distributions to shareholders from net realized gain on investments	—	(204,869)

Change in net assets resulting from distributions to shareholders	(512,899)	(714,646)

Capital stock transactions:
Proceeds from sale of shares	42,071,941	15,834,152
Net asset value of shares issued to shareholders in payment of distributions declared	371,461	344,104
Cost of shares redeemed	(7,987,132)	(10,518,537)
Repurchase fees	159,743	208,605

Change in net assets resulting from capital stock transactions	34,616,013	5,868,324

Change in net assets	38,624,970	(1,126,392)

Net assets:
Beginning of period	33,501,749	34,628,141

End of period	$72,126,719	$33,501,749

Undistributed net investment income included in net assets at end of period	$528,576	$512,663

Capital stock transactions in shares:
Sale of shares	4,781,643	1,750,725
Shares issued to shareholders in payment of distributions declared	45,355	37,607
Shares redeemed	(961,748)	(1,128,006)

Net change resulting from fund share transactions in shares	3,865,250	660,326

(See Notes which are an integral part of the Financial Statements)

Financial Highlights (For a share outstanding throughout the period)	BMO LGM Frontier Markets Equity Fund

Period Ended August 31,	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain	Total distributions	Repurchase fees	Net asset value, end of period	Total return (1)(3)	Ratios to Average Net Assets (4)			Net assets, end of period (000 omitted)	Portfolio turnover rate (3)
											Gross Expenses	Net Expenses (2)	Net investment income (2)
2016	$8.44	$0.09	$0.79	$0.88	$(0.13)	$—	$(0.13)	$0.02	$9.21	10.89%	2.82%	2.00%	1.74%	$72,127	24%
2015	10.46	0.18	(2.03)	(1.85)	(0.16)	(0.06)	(0.22)	0.05	8.44	(17.34)	2.88	2.00	1.94	33,502	31
2014 (5)	10.00	0.13	0.31	0.44	—	—	—	0.02	10.46	4.60	3.01	2.00	2.33	34,628	9

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the net expense and net investment income ratios.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Reflects operations for the period from December 18, 2013 (inception date) through August 31, 2014.

(See Notes which are an integral part of the Financial Statements)

August 31, 2016

Notes to Financial Statements	BMO LGM Frontier Markets Equity Fund

1.	Organization

BMO LGM Frontier Markets Equity Fund (the “Fund”) was established as a Delaware statutory trust on July 3, 2013. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “Interval Fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). An Interval Fund continuously offers its shares to the public, but only offers to repurchase its shares at predetermined intervals. The Fund has set quarterly repurchase intervals. The Fund’s inception date is December 18, 2013.

The Fund’s investment objective is to provide capital appreciation. The Fund invests at least 80% of its assets in equity securities of foreign companies located in frontier markets or whose primary business activities or principal trading markets are in frontier markets. Frontier markets are considered to be those markets in any country that is included in the Morgan Stanley Capital International (“MSCI”) Frontier Markets Index, certain countries in the MSCI Emerging Markets Index, and certain other countries that are not included in those indices, as described in the Fund’s Prospectus.

2.	Significant Accounting Policies

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”). The Trustees have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Trustees. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the Fund or the financial statements presented.

Securities held in the Fund may be listed on foreign exchanges that do not value their listed securities at the same time the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

Investment Income, Expenses, and Distributions—Interest income and expenses are accrued daily. The Fund distributes net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Dividend income, realized gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

Federal Income Taxes—The policies and procedures of the Fund require compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribution to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. Withholding taxes on foreign dividends and unrealized appreciation on investments have been provided for in accordance with the applicable country’s tax rules and rates.

BMO LGM Frontier Markets Equity Fund

Foreign Exchange Contracts—The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are marked-to-market daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction, or by the delivery, or receipt, of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund did not hold any foreign currency exchange contracts during, or at, the year ended August 31, 2016.

Foreign Currency Translation—The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Trustees.

Securities Lending—The Fund participates in a securities lending program, providing for the lending of equity securities to qualified brokers, in exchange for the opportunity to earn additional income for participating. State Street Bank & Trust Company serves as the securities lending agent. The Fund receives cash as collateral in return for the securities and records a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities and accrued interest loaned. Collateral is reinvested in the State Street Navigator Securities Lending Prime Portfolio money market fund. The valuation of collateral is discussed in “Investment Valuations” in Note 2 of the Notes to the Financial Statements. When the Fund lends its portfolio securities, it is subject to the risk that it may not be able to get the portfolio securities back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. The Fund also is subject to the risks associated with the investments of cash collateral received from the borrower. Cash collateral received as part of the Fund’s securities lending program invested in the State Street Navigator Securities Lending Prime Portfolio as of August 31, 2016 was $3,506,184.

Commitments and Contingencies—In the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Fair Value Measurement

Fair Valuation Measurement defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting issuer (observable inputs), and (2) the reporting issuer’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement.

Notes to Financial Statements (continued)

Various inputs are used in determining the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common and preferred stocks, options and futures contracts, and U.S. registered mutual funds are generally categorized as Level 1.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Fixed income securities, repurchase agreements and securities valued by an independent fair value pricing service are generally categorized as Level 2.

Level 3—significant unobservable inputs, including management’s own assumptions in determining the fair value of investments.

In May 2015, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standard Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Unit (or its Equivalent), modifying ASC 820. Under the modifications, investments in private investment funds valued at net asset value are no longer included in the fair value hierarchy. For the period ended August 31, 2016, the Fund had no investments in private investment funds, and there were no investments excluded from the fair value hierarchy. The Fund did not hold any Level 3 securities as of August 31, 2016.

The following is a summary of the inputs used, as of August 31, 2016, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$64,508,979	$—	$—	$64,508,979
Mutual Funds	1,045,239	—	—	1,045,239
Participation Notes	—	2,800,548	—	2,800,548
Short-Term Investments	6,368,023	—	—	6,368,023

Total	$71,922,241	$2,800,548	$—	$74,722,789

(1)	All sub-categories within Common Stocks represent Level 1 evaluation status.

It is the Fund’s policy to recognize transfers between category levels at the end of the period. As described in Note 2, the Fund has retained an independent pricing service to fair value foreign equity securities for events occurring after the close of the market in which the security is principally traded. These valuations occurred on August 31, 2015, but not on August 31, 2016, resulting in transfers between categorization levels.

The following is a reconciliation of transfers between category levels from August 31, 2015 to August 31, 2016:

Transfers into Level 1	$45,755,015
Transfers out of Level 1	—

Net Transfers into Level 1	$45,755,015

Transfers into Level 2	$—
Transfers out of Level 2	(45,755,015)

Net Transfers out of Level 2	$(45,755,015)

4.	Capital Stock

The shares of beneficial interest of the Fund (the “Shares”) will be continuously offered under Rule 415 under the Securities Act of 1933, as amended. As of August 31, 2016, the Fund had registered a total of 11,200,000 shares with no par value. Investors may purchase shares each business day without any sales charge at a price equal to the NAV per share next determined after receipt of an order to purchase.

The Shares are not redeemable each business day, are not listed for trading on an exchange, and no secondary market currently exists for Fund shares.

Repurchase Offer Policy—The Fund has a policy of making quarterly repurchase offers of between 5% and 25% of the Fund’s outstanding Shares (“Repurchase Offers”) pursuant to Rule 23c-3 of the 1940 Act. If shareholders tender more than the repurchase offer amount for any given Repurchase Offer, the Fund may repurchase up to an additional 2% of the outstanding Shares. If Fund shareholders tender more shares than the Fund decides to repurchase, the Fund will repurchase the shares on a pro rata basis, subject to limited exceptions. These periodic Repurchase Offers will be made in intervals of three calendar months with the repurchase pricing date occurring on the last business day of March, June, September and December. The maximum number of days between the repurchase request deadline and the repurchase pricing date shall be no more than 14 days (provided that if the 14th day of such period is not a business day, the repurchase pricing date shall occur on the next business day). A repurchase fee equal to 2% of the value of the Shares repurchased will be applied to offset repurchase expenses.

BMO LGM Frontier Markets Equity Fund

During the year ended August 31, 2016, the Fund had Repurchase Offers as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered
September 30, 2015	5%	2.7%	107,953
December 31, 2015	5	5.0	195,523
March 31, 2016	15	11.5	426,814
June 30, 2016	5	3.0	231,458

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—The Fund has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser will provide general investment advisory services for the Fund. As compensation for its advisory services under the investment advisory agreement with the Fund, the Fund pays the Adviser, on a monthly basis, an annual management fee equal to 1.50% of the average daily net assets of the Fund. The Fund’s sub-adviser is LGM Investments Limited, an affiliate of the Adviser. It is the Adviser’s responsibility to select sub-advisers for the Fund and to review each sub-adviser’s performance. The Adviser compensates the sub-adviser based on the level of average daily net assets of the Fund.

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding taxes, interest, brokerage commissions, other investment related costs, Acquired Fund Fees and Expenses and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 2.00% of the average daily net assets of the Fund. The Adviser may not terminate this arrangement prior to December 31, 2017 unless the investment advisory agreement is terminated. In addition, the Adviser may voluntarily waive any portion of its management fee for the Fund. Any such voluntary waiver by the Adviser may be terminated at any time in the Adviser’s sole discretion. Additionally, the agreement does not provide for recoupment by the Adviser of waived fees or reimbursed expenses.

Shareholder Servicing Fee—Under the terms of a Shareholder Services Agreement with the Adviser, the Fund pays the Adviser at the annual rate of 0.25% of average daily net assets for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser also may voluntarily choose to waive any additional portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time in its sole discretion.

Administration Fee—The fee paid by the Fund to the Adviser, as Administrator, is 0.15% of the Fund’s average daily net assets.

Investment Transactions—The Fund, on occasion, may purchase or sell a security with another fund or client of the Adviser pursuant to procedures approved by the Trustees.

General—Certain of the Officers and Trustees of the Fund are also Officers and Directors of one or more portfolios within the Fund complex, which are affiliates of the Fund. None of the Fund Officers or interested Trustees receives any compensation from the Fund. Certain Officers and Trustees of the Fund are also Officers of the Adviser.

6.	Line of Credit

Through January 14, 2016, the Fund participated in a $25 million unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes. Borrowings were charged interest at a rate of 1.25% per annum over the greater of the Federal Funds rate or the London Interbank Offered Rate (“LIBOR”) and included a commitment fee of 0.15% per annum on the daily unused portion and an administrative fee of 0.025% per annum on the entire LOC. Effective January 15, 2016, the Fund entered into a $25 million unsecured, committed revolving LOC agreement with UMB Bank, n.a. Borrowings are charged interest at a rate of LIBOR plus 1.25% and a commitment fee of 0.20% per annum on the daily unused portion with no administrative fee. The Fund did not utilize either LOC during the period ended August 31, 2016.

7.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities and short-term obligations, for the period ended August 31, 2016, were $40,357,582 and $9,317,280, respectively.

8.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and foreign currency transactions.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no impact on the NAV of the Fund.

The Fund complied with FASB interpretation Accounting for Uncertainty in Income Taxes which provides guidance for how uncertain tax provisions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the affirmative evaluation of tax positions taken or expected to be taken in the course

Notes to Financial Statements (continued)

of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not,” (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Accounting for Uncertainty in Income Taxes requires management of the Fund to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by the taxing authorities (i.e., the last four tax years and the interim tax period since then). The Fund had no examination in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded that Accounting for Uncertainty in Income Taxes resulted in no effect on the Funds’ reported net assets or results of operations as of and during the period ended August 31, 2016. Management of the Fund also is not aware of any tax positions for which it is reasonably possible that the total amounts of recognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, unrealized foreign capital gains tax and foreign currency.

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation for Federal Tax Purposes
$74,457,569	$6,483,997	$(6,218,777)	$265,220

The tax character of distributions reported on the Statement of Changes in Net Assets for the year ended August 31, 2016 and August 31, 2015, respectively, were as follows:

2016		2015
Ordinary Income (1)	Long-Term Capital Gains	Ordinary Income (1)	Long-Term Capital Gains
$512,899	$—	$714,646	$—

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2016, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Foreign Currency and Other Adjustments	Unrealized Appreciation
$579,195	$—	$(1,723,059)	$(180,203)	$265,220

As of August 31 2016, the Fund had long-term post-October losses of $873,261, which are deferred until fiscal year 2017 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

As of August 31, 2016, the Fund had non-expiring capital loss carryforwards of $621,932 and $227,866, for short-term and long-term, respectively.

9.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended August 31, 2016, the percentage which qualifies for the dividend received deduction, available to corporate shareholders, is 1.50%

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended August 31, 2016, the percentage which is designated as qualified dividend income is 66.24%.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the Fund designates $1,506,332 of income derived from foreign sources and $89,592 of foreign taxes paid, or the amounts determined to be necessary, for the year ended August 31, 2016.

Of the ordinary income (including short-term capital gain) distributions made during the year ended August 31, 2016, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

Foreign Source Income	Foreign Taxes Paid
$0.1923	$0.0114

10.	Subsequent Events

On September 30, 2016, the Fund completed its next quarterly repurchase event. Shares totaling 30,270, or 0.4% of the Fund, were repurchased at a value of $275,156.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

BMO LGM Frontier Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BMO LGM Frontier Markets Equity Fund (the Fund) as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 18, 2013 (inception date) to August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 18, 2013 to August 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Milwaukee, WI

October 25, 2016

Trustees and Officers of the Funds (Unaudited)

The following tables provide information about each Trustee and Officer of the Fund as of August 31, 2016. The address of each Trustee is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. There are currently 45 separate portfolios or funds in the BMO Funds complex, of which 44 are registered as BMO Funds, Inc. and one is registered as BMO LGM Frontier Markets Equity Fund with the Securities and Exchange Commission. The Statement of Additional Information includes additional information about the trustees and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INDEPENDENT TRUSTEES
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Larry D. Armel Age: 74	Independent Trustee	Since August 2013	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	45	None
Ridge A. Braunschweig Age: 63	Independent Trustee	Since August 2013	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	45	None
Benjamin M. Cutler Age: 71	Independent Trustee	Since August 2013	Chairman, USHEALTH Group, Inc. (a health insurance company), since 2004; CEO and President, USHEALTH Group, Inc., from 2004 to 2016; Director, Freedom from Hunger (a non-profit organization), since 2016.	45	None
John A. Lubs Age: 68	Independent Trustee	Since August 2013	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	45	None
James Mitchell Age: 69	Independent Trustee	Since August 2013	Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), from 1999 to 2015.	45	None
Barbara J. Pope Age: 68	Independent Trustee	Since August 2013	Retired; formerly, President of Barbara J. Pope, P.C. (a financial consulting firm), 1992-2015; President of Sedgwick Street Fund LLC (a private investment partnership), 1996-2015; Tax Partner, Price Waterhouse.	45	None
*	Each Trustee serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a Trustee occurs no later than August 31 following his or her 75th birthday.

Trustees and Officers of the Funds (Unaudited) (continued)

INTERESTED TRUSTEES
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John M. Blaser** Age: 59	Trustee and President	Since August 2013	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	45	None
Christopher B. Begy** Age: 62	Trustee	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	45	None
*	Each Trustee serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a Trustee occurs no later than August 31 following his or her 75th birthday.
**	Mr. Blaser is an “interested person” of the Fund (as defined in the 1940 Act) due to the positions that he holds with the Fund, and the Adviser. Mr. Begy is an “interested person” of the Fund due to the positions that he holds with the Adviser and BMO.

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 43	Vice President, Chief Financial Officer and Treasurer	Elected by the Board annually; since August 2013	Vice President of the Adviser, since February 2006.
Stephen R. Oliver Age: 65	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually; since August 2013	Vice President of BMO Harris Bank N.A., since March 2006, Vice President of BMO Investment Distributors, LLC (formerly M&I Distributors, LLC), 2007 to 2014.
Michael J. Murphy Age: 37	Secretary	Elected by the Board annually; since May 2016	Senior Counsel and Vice President of BMO Harris Bank N.A., since 2014; Associate, Vedder Price P.C., 2010 to 2014.

Shareholder Report Disclosure of Trustees’ Approval of Advisory and Subadvisory Contracts (Unaudited)

Approval of Continuation of Advisory and Subadvisory Agreements

During the reporting period, the Board of Trustees (the “Board”) of BMO LGM Frontier Markets Equity Fund (the “Fund”), including the Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BMO Asset Management Corp. (the “Adviser”) and the investment subadvisory agreement (the “Subadvisory Agreement”) with LGM Investments Limited (the “Subadviser”) on behalf of the Fund for an additional year ending August 31, 2017.

At Board meetings held on July 13, 2016 (“July Meeting”) and August 9-10, 2016 (“August Meeting”), the Board met with management of the Adviser regarding the annual approval of the continuation of the Fund’s Advisory and Subadvisory Agreements. In connection with its consideration of the Advisory and Subadvisory Agreements, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and Committee meetings, as applicable, and the information provided specifically in relation to the annual consideration of the approval of the Advisory Agreement and Subadvisory Agreement in response to requests of the Independent Trustees and their independent legal counsel. Information furnished in connection with Board or Committee meetings throughout the year included, among other things, presentations given by the portfolio managers of the Fund on the Fund’s investment strategies, risks and performance, comparative performance of the Fund against its benchmark indices; and various reports on the monitoring of the Fund’s compliance with the securities laws, regulations, policies and procedures. In preparation for the Board’s annual consideration of the approval of the Advisory and Subadvisory Agreements, the Trustees requested and received a wide variety of information and reports concerning the Adviser (and its affiliates) and the Subadviser, including information on: (1) the nature, extent and quality of services provided to the Fund by the Adviser (and its affiliates) and the Subadviser; (2) the investment performance of the Fund as compared to a group of comparable funds; (3) the level of the advisory and subadvisory fees charged to the Fund as compared to: (a) other clients of the Adviser and the Subadviser; and (b) a group of comparable funds; (4) the expense ratios of the Fund as compared to a group of comparable funds; (5) the profitability of the Adviser and its affiliates; and (6) the Adviser’s and Subadviser’s compliance programs. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by the Adviser (and its affiliates) and the Subadviser as a result of their relationships with the Fund. In addition to evaluating, among other things, the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at various meetings.

In evaluating the Advisory and Subadvisory Agreements, the Board members took into account their accumulated experience in working with the Adviser on matters related to the Fund. The Independent Trustees also met separately in executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreement and the Subadvisory Agreement.

Based on their review, the Independent Trustees and the full Board concluded that it was in the best interests of the Fund to approve the continuation of the Advisory Agreement and the Subadvisory Agreement. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services

In evaluating the nature, extent and quality of the services provided by the Adviser and the Subadviser to the Fund, the Board reviewed information describing the financial strength, experience, resources and key personnel of the Adviser and the Subadviser, including the personnel who provide investment management services to the Fund. With respect to the Adviser, the Board considered the administrative services that are provided to the Fund, as well as other services performed by the Adviser, including the monitoring of the Subadviser; monitoring of the execution of portfolio transactions; monitoring adherence to the Fund’s investment restrictions; monitoring the Fund’s compliance with its compliance policies and procedures and with applicable securities laws and regulations; producing shareholder reports; providing support services for the Board and Board committees; communicating with shareholders; and overseeing the activities of other service providers. The Board also considered the Adviser’s experience in providing investment advisory services to funds and the differentiation of the advisory services provided by the management team versus the portfolio management services provided by the Subadviser. With respect to the Subadviser, the Board noted the Subadviser’s experience in managing the strategies of the Fund and the Subadviser’s compliance program as it relates to the Fund. The Board considered the other services provided by the Subadviser under the Subadvisory Agreements, including selecting broker-dealers for execution of portfolio transactions; monitoring adherence to the Fund’s investment restrictions; and assisting with portfolio compliance with securities laws, regulations, policies and procedures.

Based upon this review, the Board concluded that the nature, quality, and extent of the services provided to the Fund by the Adviser and the Subadviser are expected to be satisfactory.

Review of Fund Performance

The Board reviewed the investment performance of the Fund. While consideration was given to performance reports provided in connection with, and discussions held at, regular Board meetings throughout the year, particular attention was given to the performance reports provided specifically in connection with the July and August Meetings. In particular, the Trustees noted that the Fund’s performance ranked in the top quartile relative to its Lipper Inc. (“Lipper”) peer universe

BMO LGM Frontier Markets Equity Fund

(“peer group”) over the year-to-date and one-year periods through May 31, 2016 as provided by the Adviser. The Board determined that it was satisfied with the Fund’s performance.

Costs of Services Provided and Profits Realized by the Adviser and Subadviser

The Board considered the fees payable by the Fund under the Advisory Agreement and the Subadvisory Agreement. The Board first reviewed the management fees charged to comparable accounts managed by the Adviser, taking into consideration differences in style, size and services provided to such other accounts. The Board noted that the average fee for the investment strategy was higher than the net advisory fee charged to the Fund. The Board next reviewed information provided by the Adviser comparing the Fund’s contractual advisory fee to the median fee of its Morningstar peer category (“Morningstar peers”) and to the median and average of its Strategic Insight’s Simfund peer category (“Simfund peers”), noting that the Fund’s fee was significantly higher than the median of its Morningstar and Simfund peers. In addition, the Board reviewed information provided by the Adviser comparing the Fund’s net expense ratio to the median net expense ratio of the comparable Morningstar peer group and Lipper peer group (“Lipper peers”), noting that the Fund’s net expenses were significantly higher than its Morningstar and Lipper peer groups. In light of these comparisons, the Board considered the Adviser’s explanation that the Morningstar, Simfund and Lipper peer groups consist of emerging markets funds, rather than frontier markets funds, as each of Morningstar, Simfund or Lipper do not have a frontier markets category. The Adviser explained that research, custody and trading for frontier markets investments are more expensive than for more developed markets investments, which results in the Fund’s fees and expenses being higher than that of its emerging markets competitors. In addition, the Board considered the Adviser’s statement that the Fund’s investments are focused on more “pure” frontier markets countries (as opposed to those that are nearly emerging markets countries) than other frontier markets funds, which further increases the expenses for research, custody and trading for the Fund.

With respect to the Subadviser, the Board considered the fees payable under the Subadvisory Agreement, noting that the fees would be paid by the Adviser (not the Fund). Next, the Board considered that the Adviser has agreed to a contractual expense limitation for the Fund (the “Expense Limitation”), and that the net expense ratio for the Fund takes into account the effect of the Expense Limitation.

The Board considered the methodology used by the Adviser and Subadviser in determining compensation payable to its portfolio managers and the competitive environment for investment management talent. The Board also considered the financial condition of the Adviser and certain of its affiliates and the Subadviser, and particularly focused on the financial strength of the ultimate parent company of the Adviser, and the parent company’s commitment, financial and otherwise, to the global asset management business and the BMO Fund complex.

The Board reviewed profitability information it received from the Adviser in connection with the services provided to the Fund. The materials provided in this regard showed, and the Trustees acknowledged, that the Adviser experienced a positive net margin with respect to the Fund.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered the Fund’s fee structure, asset size and net expense ratio giving effect to the Fund’s Expense Limitation. The Board also considered the Adviser’s commitment to continue to evaluate advisory fee breakpoints in the future.

Other Benefits to the Adviser and Subadviser

The Board considered benefits that accrue to the Adviser and its affiliates from their relationships with the Fund, including revenue in the form of administration fees and securities lending revenue. In addition, the Board considered information relating to any soft dollar arrangements in connection with equity security brokerage transactions for the Fund and/or other clients. The Board noted that, other than the services provided by the Adviser and the Subadviser pursuant to the Advisory and Subadvisory Agreements and the related fees to be paid by the Fund, the Adviser and Subadviser may potentially benefit from their relationship with each other in other ways. The Board also considered that the success of the Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Fund.

The Board concluded that, taking into account all of the information reviewed, the Fund’s advisory and subadvisory fee was reasonable.

Overall Conclusions

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory and Subadvisory Agreements are fair and reasonable and that the approval of the continuation of the Advisory Agreement and the Subadvisory Agreement is in the best interests of the Fund.

NOTES

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s prospectus, which contain facts concerning its objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Fund’s Statement of Additional Information, which is available on the Fund’s website at http://www.bmofunds.com and on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the Fund are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank, NA, or any of its affiliates. Shares of the Fund, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

Contact us 1-800-236-FUND (3863) 414-287-8555

Learn more bmofunds.com

BMO Investment Distributors, LLC, Distributor

BMO Asset Management Corp., Investment Adviser

Investment products are: NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE.

© 2016 BMO Financial Corp. (9/16)

Item 2.  Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: Ridge A. Braunschweig, Barbara J. Pope, John A. Lubs, and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees for professional services by KPMG LLP during the fiscal year 2016 and 2015 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2016	$23,110
Fiscal year ended August 31, 2015	$22,445

(b) Audit-Related Fees for Registrant. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”. These fees include amounts related to Form N-17f-2 filings.

Fiscal year ended August 31, 2016	$0
Fiscal year ended August 31, 2015	$0

(c) Tax Fees for Registrant. These are fees for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning. These fees include federal, excise and state tax reviews; performed by KPMG LLP.

Fiscal year ended August 31, 2016	$3,715
Fiscal year ended August 31, 2015	$3,600

(d) All Other Fees.

Fiscal year ended August 31, 2016	None
Fiscal year ended August 31, 2015	None

(e) Audit Committee’s pre-approval policies and procedures.

(1)

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g)

During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Trustees has delegated the authority to vote proxies relating to the securities held in the BMO LGM Frontier Markets Equity Fund’s (the “Fund) portfolio to BMO Asset Management Corp. (the “Adviser”) and has authorized the Adviser to delegate its authority to vote proxies to LGM Investments Limited (“LGM” or the “Sub-Adviser”) on behalf of the Fund. As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable. The Adviser will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Adviser may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Adviser votes a proxy or where the Adviser is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Adviser held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; or (vii) the Adviser believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein.

Adviser’s Proxy Voting Policy and Guidelines

The Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients. The policies and procedures were developed by a Proxy Advisory Committee established by the Adviser with certain affiliates of BMO Financial Corp. The proxy policies and procedures generally address issues related to boards of directors, compensation plans, auditors and shareholder rights. In situations where there is a conflict of interest, the Adviser will obtain a proxy voting recommendation from an independent proxy voting advisory service and will ultimately vote proxies in the best economic interests of clients without consideration of any benefit to the Adviser or its affiliates.

LGM’s Proxy Voting Policies and Procedures

Unless a client specifies to the contrary in the client’s agreement with LGM, LGM is responsible for the proxy voting of stocks held in the client’s account. LGM has adopted and implemented proxy voting policies and procedures that it believes to be reasonably designed to ensure that proxies are voted in the best interest of its clients, and in accordance with its fiduciary duties, with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and with the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994). LGM will normally vote proxies in accordance with these guidelines unless it determines that it is in the best economic interests of the clients to vote contrary to the guidelines. LGM’s voting guidelines generally address issues related to boards of directors, auditors, equity-based compensation plans, and shareholder rights. A conflict of interest may exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with LGM. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the clients, LGM will vote in accordance with its written guidelines or seek the client’s instructions before voting.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

The following provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the BMO LGM Frontier Markets Equity Fund (the “Fund”) as of August 31, 2016     :

Thomas Vester and Dafydd Lewis co-manage the Fund.

Mr. Vester, Chief Investment Officer and Senior Portfolio Manager at LGM, joined LGM Investments (together with LGM and its subsidiaries, LGMI) in 2011 and has managed the Fund since its inception in December 2013. Previously, Mr. Vester was a portfolio manager with BankInvest in Copenhagen from 2005 to 2011.

Mr. Lewis, a Portfolio Manager at LGM, joined LGMI in 2011 and has co-managed the Fund since July 2014. Mr. Lewis previously was a member of HSBC’s emerging market equity strategy team from 2005 to 2008, and served as an investment analyst with GAM’s emerging market team focusing on global frontier markets from 2008 to 2011.

(a)(2)    Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of August 31, 2016:

(i)Name of Portfolio Manager	Type of Accounts	(ii)Total Number of Accounts Managed	Total Assets	(iii)Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Thomas Vester	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$813,100,000	1	$542,100,000
	Other Accounts	0	$0	0	$0

Dafydd Lewis	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$813,100,000	1	$542,100,000
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interests

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser and LGM have each adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

(a)(3)    Compensation Structure of Portfolio Manager(s)

Adviser

Compensation for the Adviser’s portfolio managers consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a portion of their compensation tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals may also receive bonuses of restricted share units or other units linked to the performance of BMO Financial Group.

LGM

Compensation for LGM’s portfolio managers consists of three components: (1) competitive base salary; (2) discretionary bonus; and (3) long-term incentive program (deferred stock units and/or stock options of BMO Financial Group). Each portfolio manager’s discretionary bonus is based on the performance of his or her portfolios, as well as his or her contribution to the team as a whole and the overall financial success of the firm. The long-term incentive program is structured so that portfolio managers earn an allocation tied to the firm’s results. This program has a rolling vesting feature designed to provide continuity within the senior professional group.

The compensation program has a dual mandate to align the investment team’s interests with those of the client, and to attract and retain high caliber investment professionals. Senior management relies on Human Resources professionals to conduct periodic industry surveys, typically on an annual basis, to determine appropriate market levels of base and total compensation for all investment professionals.

With respect to any perceived conflicts of interest relating to the payment model, the risk management focus of the investment process drives all key decision making. Likewise, individual compensation is weighted more toward long term profit from fee-based client relationships than it is on short term performance, which further motivates the team to achieve stable long-term fee-based relationships through consistent benchmark outperformance and capital preservation. Finally, the deferred equity-linked component of the incentive compensation plan promotes a long-term interest in firm value.

(a)(4)    Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of August 31, 2016:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Thomas Vester	None
Dafydd Lewis	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Sep. 1-30, 2015	107,953	8.50	0	0

Oct. 1-31, 2015	0	0	0	0

Nov. 1-30, 2015	0	0	0	0

Dec. 1-31, 2015	195,523	8.18	0	0

Jan. 1-31, 2016	0	0	0	0

Feb. 1-29, 2016	0	0	0	0

Mar. 1-31, 2016	426,815	8.12	0	0

Apr. 1-30, 2016	0	0	0	0

May 1-31, 2016	0	0	0	0

Jun. 1-30, 2016	231,458	8.66	0	0

Jul. 1-31, 2016	0	0	0	0

Aug. 1-31, 2016	0	0	0	0

Total	961,749	8.30	0	0

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BMO LGM Frontier Markets Equity Fund

/s/ John M. Blaser

By: John M. Blaser

President

October 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser

By: John M. Blaser

President

(Principal Executive Officer)

October 25, 2016

/s/ Timothy M. Bonin

By: Timothy M. Bonin

Treasurer

(Principal Financial Officer)

October 25, 2016